                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                         OF THE SECURITIES ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                  CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:
-----------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                                  April 30, 2003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, JUNE 10, 2003

Dear CIP(R) Shareholder,

     On Tuesday, June 10, 2003, Carey Institutional Properties Incorporated will hold its 2003 Annual Meeting of Shareholders at CIP(R)'s executive offices, 50 Rockefeller Plaza, New York. The meeting will begin at 3:00 p.m.

     We are holding this meeting:

     - To elect six directors for the following year;

     - To transact such other business as may properly come before the meeting.

     Only shareholders who owned stock at the close of business on April 10, 2003 are entitled to vote at the meeting.

     CIP(R) mailed this Proxy Statement, proxy, and the its Annual Report to shareholders on or about April 30, 2003.

                                          By Order of the Board of Directors

                                          /S/ SUSAN C. HYDE

                                          SUSAN C. HYDE
                                          Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU ATTEND THE MEETING. YOU CAN VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY, SIGNING AND DATING IT AND MAILING IT IN THE BUSINESS REPLY ENVELOPE PROVIDED. YOU MAY ALSO VOTE BY TELEPHONE OR BY INTERNET BY FOLLOWING THE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                  CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                                 APRIL 30, 2003
                            ------------------------

                              QUESTIONS & ANSWERS

WHO IS SOLICITING MY PROXY?

We, the directors of CIP(R), are sending you this Proxy Statement and the enclosed proxy.

WHO IS ENTITLED TO VOTE?

Shareholders of CIP(R) as of the close of business April 10, 2003 (the record date) are entitled to vote at the Annual Meeting.

HOW MANY SHARES MAY VOTE?

At the close of business on the record date, April 10, 2003, CIP(R) had 26,668,350 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

HOW DO I VOTE?

You may vote your shares either by attending the Annual Meeting or by submitting a proxy by mail, by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone and Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the meeting.

MAY I REVOKE MY PROXY?

Yes, you may revoke your proxy at any time before the meeting by voting in person, notifying CIP(R)'s Secretary in writing, or submitting a new proxy in writing. The mailing address of CIP(R) is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

WHAT IS A "QUORUM"?

A "quorum" is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. A nominee must receive the affirmative vote of a majority of shares voted at the meeting to be elected to the Board.

HOW WILL VOTING ON SHAREHOLDER PROPOSALS BE CONDUCTED?

We do not know of other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the proxy to vote your shares on those matters in accordance with their best judgment.

WHO WILL PAY THE COST FOR THIS PROXY SOLICITATION AND HOW MUCH WILL IT COST?

CIP(R) will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our affiliate, Carey Asset Management Corp., (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $7,500 plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

We must receive any proposal which a shareholder intends to present at CIP(R)'s 2004 Annual Meeting of Shareholders no later than December 15, 2003 in order to be included in the CIP(R)'s Proxy Statement and form of proxy relating to that meeting.

     CIP(R) WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF CIP(R)'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES ATTACHED THERETO, UPON WRITTEN REQUEST TO MS. SUSAN C. HYDE, DIRECTOR OF INVESTOR RELATIONS, CAREY INSTITUTIONAL PROPERTIES INCORPORATED, 50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10020.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, you and the other shareholders will elect six directors, each to hold office until the next Annual Meeting of Shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the Board of Directors.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The nominees, their ages, the year of election of each of the Board of Directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CIP(R) are as follows:

WM. POLK CAREY
AGE: 72
DIRECTOR SINCE: 1993

     Mr. Carey serves as Chairman of the Board and CEO of CIP(R). He has been active in lease financing since 1959 and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co., Inc. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers), and head of Real Estate and Private Placements, Director of Corporate Finance and Vice Chairman of the Investment Banking Board of duPont Glore Forgan Inc. A graduate of the University of Pennsylvania's Wharton School, Mr. Carey also received a Sc. D. honoris causa from Arizona State University and is a Trustee of The Johns Hopkins University and other educational and philanthropic institutions. He serves as Chairman of the Penn Institute for Economic Research (PIER). In the fall of 1999, Mr. Carey was Executive-in-Residence at Harvard Business School. He also serves as Chairman of the Board and Co-Chief Executive Officer of W. P. Carey & Co. LLC, CIP(R)'s advisor, and as Chairman and CEO of Corporate Property Associates 12 Incorporated ("CPA(R):12"), Corporate Property Associates 14 Incorporated ("CPA(R):14"), Corporate Property Associates 15 Incorporated ("CPA(R):15") and W. P. Carey International LLC, and was Chairman of the Board and Chief Executive Officer of Corporate Property Associates 10 Incorporated ("CPA(R):10") prior to its merger with CIP(R).

WILLIAM RUDER
AGE: 81
DIRECTOR NOMINEE

     Mr. Ruder is Chairman of the Board of William Ruder Incorporated, a consulting firm founded in 1981. From 1948 to 1981, Mr. Ruder was in partnership with David Finn at the firm of Ruder & Finn, an international public relations company. He is a former Assistant Secretary of Commerce of the United States and has served on the Boards of Directors of the United Nations Association of the United States of America, and Junior Achievement and on the Council on Economic Priorities and is a Trustee of the Committee for Economic Development. He is a member of the Board of Overseers of the Wharton School of the University of Pennsylvania and has also served as a consultant to the Communications Advisory Board to the White House Press Secretary, the Committee for Economic Development and the Office of Overseas Schools for the U.S. State Department. Mr. Ruder is a Tobe Lecturer at Harvard Graduate School of Business and is associated with several other business, civic and cultural organizations. He received a B.S.S. degree from the City College of New York. Mr. Ruder served as a director of W.
P. Carey & Co., Inc. from 1987 to 1990. He also is a director of CPA(R):12 and CPA(R)14, and was a director of CPA(R):10 prior to its merger with CIP(R).

GEORGE E. STODDARD
AGE: 86
DIRECTOR SINCE: 1997

     Mr. Stoddard was, until 1979, officer-in-charge of the Direct Placement Department of The Equitable Life Assurance Society of the United States ("Equitable"), with responsibility for all activities related to Equitable's portfolio of corporate investments acquired through direct negotiation. Mr. Stoddard was associated with Equitable for over 30 years. He holds an A.B. degree from Brigham Young University, an M.B.A. from Harvard Business School and an LL.B. from Fordham University Law School. Mr. Stoddard serves as a director and Senior Executive Vice President of W. P. Carey & Co. LLC and Chairman of its Investment Committee. Mr. Stoddard is also a director of CPA(R):12, CPA(R):14 and CPA(R):15, and was a director of CPA(R):10 prior to its merger with CIP(R).

FRANCIS X. DIEBOLD III
AGE: 43
DIRECTOR SINCE: 2002

     Mr. Diebold is the William Polk Carey Professor of Economics, and Professor of Finance and Statistics, at the University of Pennsylvania and its Wharton School, and Faculty Research Associate at the National Bureau of Economic Research in Cambridge, Mass. He is a world leader in quantitative finance, macroeconomics, risk management, econometrics, and forecasting. He has extensive experience simultaneously in academic, corporate and policy circles. On the academic side, Mr. Diebold has published more than a hundred articles and ten books and edited volumes, including the leading text, Elements of Forecasting (South-Western College Publishing), and the volume of collected works, Business
Cycles: Durations, Dynamics, and Forecasting (Princeton University Press). He has received widespread recognition for his research, including election to advisory and editorial boards of leading journals, election to Fellowship in the Econometric Society, and receipt of the Wharton School's Geewax-Terker Award for Outstanding Financial Research. His latest book is Measuring and Forecasting Financial Market Volatilities and Correlations (W.W. Norton, forthcoming). On the corporate and policy side, Mr. Diebold is consulted regularly by leading financial firms, worldwide. He is a founding member of the Oliver Wyman Institute, a unique cooperative undertaking between Oliver, Wyman & Company and select leaders of the international academic community, whose mission is to facilitate and accelerate knowledge transfer between academia and the financial services industry. Mr. Diebold is also consulted regularly by leading policy organizations; presently he serves as an advisor both to the Federal Reserve Bank of New York and to the European Central Bank. Mr. Diebold is a popular lecturer, both in the U.S. and internationally. He has held visiting appointments in Economics and Finance at Princeton University, Cambridge University, the University of Chicago, the London School of Economics, and New York University. He is also active in executive education; his ongoing annual lecture series include those at the International Monetary Fund (Washington, DC) and FAME/ICMB (Geneva).

He has received several prizes for outstanding teaching. Mr. Diebold received his B.S. from the Wharton School in 1981 and his Ph.D. in 1986. Before returning to the University of Pennsylvania in 1989, he worked as an economist under Paul Volcker and Alan Greenspan at the Board of Governors of the Federal Reserve System in Washington DC. He also serves as a director of CPA(R):12 and CPA(R):15.

RALPH F. VERNI
AGE: 60
DIRECTOR SINCE: 2001

     Mr. Verni is a private investor and business consultant and is currently serving on several Boards of Directors, including Commonwealth Capital, a venture capital firm, The MacGregor Group, the leading provider of order management systems and FIX network services to institutional investors, and Clarity Capital Ventures II, a private venture capital firm. He also serves on the Advisory Boards of several start-up companies, including Broad Reach Communications. Recently, he served as President, CEO and director of Redwood Investment Systems, Inc. Redwood is a start-up software firm that developed web-based and wireless solutions to help investment professionals tame information overload. Redwood merged into Verilytics, Inc. Prior to Redwood, Mr. Verni was Chairman, President and CEO of State Street Research & Management, MetLife's investment management subsidiary located in Boston. He was also President and CEO of SSRM Holdings, Inc., an asset management company, and Chairman of its subsidiary, SSR Realty. Mr. Verni joined State Street Research in 1992 after serving 10 years as Executive Vice President, Board Member and Chief Investment Officer of The New England Mutual Life Insurance Company. While at The New England, he founded and served as President and Chief Executive Officer of New England Investment Companies, a holding company of over ten money management firms. Prior to joining The New England, he spent sixteen years in a variety of investment management positions at The Equitable. Mr. Verni received a B.A. from Colgate University and an M.B.A. from Columbia University and is a Chartered Financial Analyst. Mr. Verni also serves on the Advisory Committee of the MIT Center For Real Estate, the Board of Trustees of Colgate University, where he also is the Chairperson of the Endowment Committee, the Boston Economic Club, and the Commercial Club of Boston. Mr. Verni is also a director of CPA(R):12 and CPA(R):15.

WARREN G. WINTRUB
AGE: 69
DIRECTOR SINCE: 2001

     Mr. Wintrub retired in 1992 from Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) after 35 years. Mr. Wintrub was elected a partner in Coopers and Lybrand in 1963, specialized in tax matters and served on that firm's Executive Committee from 1976 to 1988. He was Chairman of its Retirement Committee from 1979 to 1992. Mr. Wintrub holds a B.S. degree from Ohio State University and an LL.B. from Harvard Law School. He currently serves as a director of Chromcraft Revington, Inc. and Getty Realty Co. Mr. Wintrub is also a director of CPA(R):14 and CPA(R):15.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

EDWARD V. LAPUMA
AGE: 30

     Mr. LaPuma, President, joined W. P. Carey & Co. as an Assistant to the Chairman in 1994. He established W. P. Carey & Co.'s Institutional Department, which he heads as President of CIP(R). Prior to joining W. P. Carey & Co., Mr. LaPuma was a consultant with the Sol C. Snider Entrepreneurial Center where he advised small business owners on ways to make their companies more profitable through the implementation of appropriate financial management strategies. A magna cum laude graduate of the University of Pennsylvania, Mr. LaPuma received a B.A. in Global Economic Strategies from The College of Arts and Sciences and a B.S. in Economics with a concentration in Finance from the Wharton School. He is a member of the Board of Directors of W. P. Carey International LLC and is a Trustee for the W. P. Carey Foundation and the Rensselaerville Institute.

GORDON F. DUGAN
AGE: 36

     Mr. DuGan, Vice Chairman, also serves as President and Co-CEO of W. P. Carey & Co. LLC. Mr. DuGan joined W. P. Carey & Co. as Assistant to the Chairman in 1988 and in 1995 was elevated to Senior Vice President in the Acquisitions Department. From October 1995 until February 1997 he was chief financial officer of a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey & Co. as Deputy Head of Acquisitions in February 1997, and was elected to Executive Vice President and Managing Director in June 1997, and was elevated to President in 1999. Mr. DuGan serves as Vice Chairman of CPA(R):12, CPA(R):14 and CPA(R):15 and as Trustee of the W. P. Carey Foundation. He also serves on the Boards of the New York Pops and the Hewitt School and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

JOHN J. PARK
AGE: 38

     Mr. Park, Managing Director and Chief Financial Officer, is also a Managing Director and Chief Financial Officer of W. P. Carey & Co. LLC. Mr. Park joined
W. P. Carey & Co., Inc. as an Investment Analyst in December 1987 and became a Vice President in July 1991. Mr. Park became a First Vice President of W. P. Carey & Co., Inc. in April 1993 and a Senior Vice President in October 1995. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology in 1986 and an M.B.A. in Finance from the Stern School of New York University in 1991. He is also Managing Director and Chief Financial Officer of CPA(R):12, CPA(R):14 and CPA(R):15.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reports as follows with respect to the audit of CIP(R)'s fiscal 2002 audited financial statements.

     The audit functions of the Committee focus on the adequacy of CIP(R)'s internal controls and financial reporting procedures, the performance of CIP(R)'s internal audit functions and the independence and performance of CIP(R)'s independent auditors. The Committee meets periodically with management to consider the adequacy of internal controls and the objectivity of CIP(R)'s financial reporting. The Committee discusses these matters with appropriate internal financial personnel as well as independent auditors. The Committee also meets privately with the independent auditors. The Committee held four regularly scheduled quarterly meetings during 2002, and also met three additional times prior to each of CIP(R)'s three quarterly filings on Form 10-Q.

     Management has responsibility for CIP(R)'s financial statements and the overall reporting process, including CIP(R)'s system of internal controls. The independent auditors audit the annual financial statements that are prepared by management, express an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, and discuss with the Committee any issues they believe should be raised with us. The Committee is responsible for the monitoring and oversight of these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors.

     The Committee has reviewed and discussed the audited financial statements with the management of CIP(R). The directors who serve on the Audit Committee are all "independent" as defined in the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to CIP(R) that may interfere with our independence from CIP(R) and its management.

     The Committee has discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence from CIP(R) and, based on review and discussions of CIP(R)'s audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Board of Directors has adopted a formal written charter for the Audit Committee.

                                          Submitted by the Audit Committee:

                                          Ralph F. Verni, Chairman
                                          William Ruder
                                          Warren G. Wintrub

AUDIT FEES

     The aggregate fees billed to CIP(R) by PricewaterhouseCoopers LLP for: professional services rendered for the audit of CIP(R)'s fiscal 2002 and 2001 financial statements included in the Annual Reports on Form 10-K, the review of the financial statements included in the Quarterly Reports on Form 10-Q for 2002 and 2001, and other audit services were $147,700 and $150,600, respectively. Other audit services include SEC registration statement review and the related issuance of comfort letters and consents, including the review of the merger with Corporate Property Associates 10 Incorporated, consummated on May 1, 2002.

AUDIT RELATED FEES

     The aggregate fees billed to CIP(R) by PricewaterhouseCoopers LLP for audit related services for the year ended December 31, 2002 were $17,400. There were no audit related fees for 2001. Audit related services include accounting consultations in connections with transactions.

TAX SERVICES FEES

     The aggregate fees billed to CIP(R) by PricewaterhouseCoopers LLP for tax compliance and consultation services for the years ended December 31, 2002 and 2001 were $145,700 and $78,100, respectively.

ALL OTHER FEES

     No fees were billed for other services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2002 and 2001.

     The Audit Committee considered whether the provision of services described above under "All Other Fees" is compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                    BOARD MEETINGS AND DIRECTORS' ATTENDANCE

     There were four Board meetings held in 2002. No incumbent director attended fewer than 75% of the total number of Board and Audit Committee meetings held in 2002 during the incumbent's term as a director. The Board of Directors of CIP(R) does not have a standing nominating or compensation committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     CIP(R) has no employees. Day-to-day management functions are performed by
W. P. Carey & Co. LLC or its affiliates. Please see the section titled "Certain Transactions" for a description of the contractual arrangement between CIP(R) and Carey Asset Management Corp.

     During 2002, CIP(R) paid no cash compensation to any of its executive officers.

     During 2002, the directors as a group received fees of $56,250. Wm. Polk Carey and George E. Stoddard did not receive compensation for serving as directors.

                       SECURITIES OWNERSHIP BY MANAGEMENT

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. As of the record date, CIP(R) knows of no shareholder who owns beneficially 5% or more of CIP(R)'s outstanding shares.

     The following table shows how many shares of CIP(R)'s common stock the directors and executive officers owned as of April 10, 2003, the record date. Wm. Polk Carey beneficially owned 4.4% of the common stock. No other director or executive officer beneficially owned more than 1% of the common stock. The directors and executive officers as a group owned 4.6% of the common stock.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

                                                                  SHARES OF
                                                                 COMMON STOCK
NAME                                                          BENEFICIALLY OWNED
----                                                          ------------------
Wm. Polk Carey..............................................      1,180,817(1)
William Ruder...............................................          1,500
Warren G. Wintrub...........................................          1,403
George E. Stoddard..........................................            500
Ralph F. Verni..............................................          1,200
Francis X. Diebold III......................................            300
Edward V. LaPuma............................................          2,169
Gordon F. DuGan.............................................         30,522
John J. Park................................................          8,496
                                                                  ---------
Directors & Executive Officers as a Group (9 persons).......      1,226,907
                                                                  ---------

---------------
(1) The amount shown includes 33,125 shares owned by W. P. Carey & Co., Inc., 814,100 shares owned by Carey Property Advisors L.P., 285,341 shares owned by Carey Asset Management Corp. and 48,251 shares owned by W. P. Carey Foundation, a charitable foundation of which Mr. Carey is Chairman. The inclusion of these shares in the table shown above is not to be construed as a representation by Mr. Carey that he beneficially owns such shares.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission Regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CIP(R) has no employees and pays no compensation. As a result, the Board of Directors has not considered compensation policy for employees and has not included a report with this Proxy Statement.

                            STOCK PERFORMANCE GRAPH

     Comparison of Cumulative Return. The graph below provides an indicator of cumulative shareholder returns for CIP(R) as compared with the S&P 500 Stock Index and a Peer Group(1).

                           [STOCK PERFORMANCE GRAPH]

(1) The Peer Group Index included in the Performance Graph has been constructed and calculated by CIP(R). The Peer Group is comprised of issuers whose securities are publicly held but for which no active trading market exists. The index has been constructed assuming a constant share price and the annual reinvestment of dividends. The issuers included in the peer group and the relative weighting of the issuers' returns in the total index (calculated using total initial market capitalization) are as follows:

                                                  1997      1998      1999      2000      2001      2002
                                                 ------    ------    ------    ------    ------    ------
Capital Senior Living Corporation(a)...........    8.10%     3.57%     3.57%     3.57%     1.49%     0.00%
CPA:10.........................................    4.59%     2.02%     2.02%     2.02%     2.07%     0.00%
CPA:11.........................................   13.78%     6.07%     6.07%     6.07%     6.20%     4.05%
CPA:12.........................................   18.05%     7.95%     7.95%     7.95%     8.12%     5.31%
CNL American Properties........................   55.48%    24.43%    24.43%    24.43%    24.96%    16.31%
CPA:14.........................................    0.00%    18.48%    18.48%    18.48%    18.88%    12.34%
CNL Hospitality Properties.....................    0.00%    20.28%    20.28%    20.28%    20.72%    20.74%
Wells Real Estate Investment Trust.............    0.00%    17.21%    17.21%    17.21%    17.58%    33.75%
CPA:15.........................................    0.00%     0.00%     0.00%     0.00%     0.00%     7.50%
                                                 ------    ------    ------    ------    ------    ------
                                                 100.00%   100.00%   100.00%   100.00%   100.00%   100.00%

---------------

(a) Successor to merger of PW Independent Living Mortgage Fund, Inc. and PW Independent Living Mortgage Fund, Inc. II with Capital Senior Living Corporation in 2000.

                              CERTAIN TRANSACTIONS

     Wm. Polk Carey, Chief Executive Officer, is a member of CIP(R)'s Board of Directors. During 2002, CIP(R)'s advisors, Carey Asset Management Corp., a Delaware corporation and wholly owned subsidiary of W. P. Carey & Co. LLC, of which Wm. Polk Carey is Chairman of the Board and Co-CEO, was retained by CIP(R) to provide advisory services in connection with identifying and analyzing prospective property investments as well as providing day-to-day management services to CIP(R). For the services provided to CIP(R), the advisor earns an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CIP(R) for the preceding month, payable monthly. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2002, the asset management and performance fees earned by the advisors was $3,343,870 and $3,343,870 respectively. During 2002, the advisor earned structuring, development, acquisition and mortgage placement fees totaling $654,632 in return for performing services related to CIP(R)'s real estate purchases.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During 2002, Francis X. Diebold III failed to timely file a Form 3 upon his election to the Board of Directors. Mr. Diebold filed a Form 5 during 2003 to report his status as a Reporting Person, subsequent to the February 14, 2003 filing deadline. Mr. Diebold did not own any securities of CIP(R) nor did he engage in any reportable transactions during 2002. Based on a review of its records and written representations, CIP(R) believes that during 2002, the remainder of its officers and directors complied with the beneficial ownership reporting requirements of the Securities Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our independent public accountants, and the Board of Directors has selected PricewaterhouseCoopers LLP as auditors for 2003.

     A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement if he or she so desires and to respond to questions.

                                 OTHER MATTERS

     Only one proxy statement is being delivered to multiple security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a security holder of a shared address to which a single copy was delivered. Also, security holders sharing an address may request a single copy of annual reports or proxy statements if they are currently receiving multiple copies. Such requests can be made by contacting Ms. Susan C. Hyde, W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, or calling 212-492-1100.

                                 REVOCABLE PROXY
                  CAREY INSTITUTIONAL PROPERTIES INCORPORATED

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 10, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of Carey Institutional Properties Incorporated appoints Claude Fernandez and Gordon F. DuGan, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in Carey Institutional Properties Incorporated at the Annual Meeting of shareholders to be held on June 10, 2003 and at any adjournment thereof, with like effect and as if the undersigned were personally present and voting, upon the following matters:



            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)

                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

  CAREY INSTITUTIONAL PROPERTIES INCORPORATED -- ANNUAL MEETING, JUNE 10, 2003
                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE 1-888-514-4649 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

2.    Via the Internet at WWW.PROXYVOTING.COM/WPC and follow the instructions.

                                       OR

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                   PLEASE VOTE

                                             [RECYCLE] Printed on recycled paper

                                                          PLEASE MARK YOUR
                                                          VOTES AS INDICATED [X]
                                                          IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

                                                              WITH-      FOR ALL
                                                   FOR        HOLD       EXCEPT

1.    Election of Directors for the One-Year       [ ]         [ ]         [ ]
      Term Expiring in 2004:


     (01)  WILLIAM P. CAREY     (02)  WILLIAM RUDER
     (03)  GEORGE E. STODDARD   (04)  FRANCIS X. DIEBOLD III
     (05)  RALPH F. VERNI       (06)  WARREN G. WINTRUB

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT"AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

2. Such other matters as may properly come before the meeting at the discretion of the proxy holders.

Please be sure to sign and date this Proxy in the box below.

                                         Date  _________________________________

____________________________________     _______________________________________
       Stockholder sign above                 Co-holder (if any) sign above

PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE NOMINATED DIRECTORS, AND (2) FOR OR AGAINST ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING AT THE DISCRETION OF THE PROXY HOLDER.

SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                *** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                     PLEASE READ THE INSTRUCTIONS BELOW ***

--------------------------------------------------------------------------------
      - FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL -

                  [PHONE] VOTE BY TELEPHONE/INTERNET [COMPUTER]
                          QUICK *** EASY *** IMMEDIATE

Your telephone/Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

PLEASE HAVE THIS CARD HANDY WHEN YOU CALL. YOU WILL NEED IT IN FRONT OF YOU IN ORDER TO COMPLETE THE VOTING PROCESS.

VOTE BY PHONE: You will be asked to enter the CONTROL NUMBER (look below at right).

OPTION A: To vote as the Board of Directors recommends on the proposal, press 1.

          Your vote will be confirmed.

OPTION B: If you choose to vote on the proposal on your own, press 2. You will hear these instructions:

                  To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 2.

                  To vote FOR ALL NOMINEES EXCEPT for certain of the nominees, press 3 and listen to the instructions.

VOTE BY INTERNET: The web address is WWW.PROXYVOTING.COM/WPC

                  You will be asked to enter the CONTROL NUMBER (look below at right).

    IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK YOUR PROXY CARD.

 PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY
                        MAIL, WILL BE THE VOTE COUNTED.

                              THANK YOU FOR VOTING


                CALL *** TOLL FREE *** ON A TOUCH TONE TELEPHONE
                            1-888-514-4649 - ANYTIME
                     There is NO CHARGE to you for this call
          TELEPHONE/INTERNET VOTING DEADLINE: 12 MIDNIGHT-JUNE 9, 2003


                                 FOR TELEPHONE/
                                INTERNET VOTING:
                                 CONTROL NUMBER